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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported):  MARCH 9, 2007


                               MOVADO GROUP, INC.
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               (Exact name of registrant as specified in charter)


                                    NEW YORK
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                 (State or other jurisdiction of incorporation)


           1-16497                                      13-2595932
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   (Commission File Number)               (IRS Employer Identification Number)



                  650 FROM ROAD
               PARAMUS, NEW JERSEY                          07652
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     (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (201) 267-8000


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_|   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

     |_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A DEFINITIVE MATERIAL AGREEMENT.

        On March 9, 2007, the Company entered into a fifth amendment (the "Amendment") of its license agreement, dated December 9, 1996 (as amended, the "License Agreement"), with Coach, Inc., pursuant to which Coach, Inc. agreed to license to the Company certain intellectual property, including the trademark COACH and related marks. The Amendment extends the term of the License Agreement through June 30, 2015, changes the definition of "contract year" to be coincident with Coach, Inc.'s fiscal year (ending June 30) and establishes sales minimums for each contract year through the end of the term. In addition, among other things, the Amendment added provisions dealing with the Company's reporting requirements to Coach, Inc., staffing levels and exhibitions at trade shows. The Company intends to file the Amendment as an exhibit to its next periodic report and will seek confidential treatment of certain terms of the Amendment at such time.


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        Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.


Dated:  March 15, 2007

                                        MOVADO GROUP, INC.


                                        By:     /S/ TIMOTHY F. MICHNO
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                                        Name:   Timothy F. Michno
                                        Title:  General Counsel